Defiance Next Gen Big Data ETF
Schedule of Investments
September 30, 2021 (Unaudited)
Shares	Security Description	Value
	COMMON STOCKS - 99.6%
	Information Technology - 99.6% (a)
1,036	Alteryx, Inc. - Class A (b)	$75,732
756	Appian Corporation (b)	69,938
348	Atlassian Corporation plc - Class A (b)	136,214
1,256	Atos SE	67,178
5,144	Cloudera, Inc. (b)	82,150
904	Cloudflare, Inc. - Class A (b)	101,836
1,620	Confluent, Inc. - Class A (b)	96,633
1,224	Couchbase, Inc. (b)	38,079
1,164	Domo, Inc. - Class B (b)	98,288
1,528	Dynatrace, Inc. (b)	108,442
620	Elastic NV (b)	92,374
1,484	Fastly, Inc. - Class A (b)	60,013
1,088	GB Group plc	12,689
1,812	JFrog, Ltd. (b)	60,702
2,044	Kingsoft Cloud Holdings, Ltd. - ADR (b)	57,886
2,920	Medallia, Inc. (b)	98,900
160	MicroStrategy, Inc. - Class A (b)	92,544
248	MongoDB, Inc. (b)	116,934
1,236	New Relic, Inc. (b)	88,708
2,092	PagerDuty, Inc. (b)	86,651
3,356	Palantir Technologies, Inc. - Class A (b)	80,678
1,096	Perficient, Inc. (b)	126,807
1,724	Progress Software Corporation	84,804
328	Snowflake, Inc. - Class A (b)	99,197
684	Software AG	31,962
2,284	SolarWinds Corporation	38,211
700	Splunk, Inc. (b)	101,297
1,064	Sprout Social, Inc. - Class A (b)	129,755
1,700	Teradata Corporation (b)	97,495
260	Twilio, Inc. - Class A (b)	82,953
504	VMware, Inc. - Class A (b)	74,945
		2,589,995
	TOTAL COMMON STOCKS (Cost $2,474,635)	2,589,995

	SHORT-TERM INVESTMENTS - 0.4%
11,105	First American Government Obligations Fund - Class X, 0.03% (c)	11,105
	TOTAL SHORT-TERM INVESTMENTS (Cost $11,105)	11,105

	TOTAL INVESTMENTS - 100.0% (Cost $2,485,740)	2,601,100
	Liabilities in Excess of Other Assets - (0.0)% (d)	(1,007)
	NET ASSETS - 100.0%	$2,600,093

Percentages are stated as a percent of net assets.
ADR	American Depositary Receipt.
(a)	To the extent that the Fund invests more heavily in particular sectors of the economy, its performance will be especially sensitive to developments that significantly affect those sectors.
(b)	Non-income producing security.
(c)	Rate shown is the annualized seven-day yield as of September 30, 2021.
(d)	Represents less than 0.05% of net assets.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. ("MSCI") and Standard & Poor's Financial Services LLC (“S&P”). GICS® is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

Summary of Fair Value Disclosure at September 30, 2021 (Unaudited)

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis.  Accounting principles generally accepted in the United States of America ("U.S. GAAP") establishes a hierarchy that prioritizes inputs to valuation methods.  The three levels of inputs are:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund's own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security.

To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value the Fund's investments as of September 30, 2021:

Assets^	Level 1	Level 2	Level 3	Total
Common Stocks	$2,589,995	$-	$-	$2,589,995
Short-Term Investments	11,105	-	-	11,105
Total Investments in Securities	$2,601,100	$-	$-	$2,601,100

^See Schedule of Investments for breakout of investments by sector classification.
For the period ended September 30, 2021, the Fund did not recognize any transfers to or from Level 3.